UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Greenbacker Renewable Energy Company LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Greenbacker Renewable Energy Company LLC
369 Lexington Avenue, Suite 312
New York, NY 10017

Dear Shareholder:

You are cordially invited to attend the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of Greenbacker Renewable Energy Company LLC (the “Company”), to be held at 9:00 A.M., Eastern time, on May 8, 2017, at the offices of the Company’s legal counsel, Alston & Bird LLP, located at 90 Park Avenue, New York, New York 10016.

The Notice of 2017 Annual Meeting of Shareholders and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked: (i) to elect five directors of the Company, who will each serve for a term of one year, or until his/her successor is duly elected and qualified; and (ii) to transact such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.

It is important that your shares of the Company’s limited liability company interests (the “Shares”) be represented at the Annual Meeting regardless of the number of Shares you hold. If you are unable to attend the Annual Meeting in person, we urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided or vote via the Internet at the Company’s electronic voting site at www.proxypush.com/greenbacker. If you do attend the meeting and wish to vote in person, you may revoke your proxy at the meeting.

Sincerely,

/s/ Charles Wheeler
Charles Wheeler
President & Chief Executive Officer

March 9, 2017
New York, New York

Greenbacker Renewable Energy Company LLC
369 Lexington Avenue, Suite 312
New York, NY 10017

NOTICE OF 2017 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 8, 2017

Notice is hereby given that the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of Greenbacker Renewable Energy Company LLC (the “Company”) will be held at the offices of Alston & Bird LLP, the Company’s legal counsel, located at 90 Park Avenue, New York, New York 10016, on May 8, 2017, at 9:00 A.M., Eastern Time, to consider and act upon the following:

1.	To elect the five members to the Company’s Board of Directors to hold office until the next annual meeting of shareholders or until their respective successors have been elected and qualified.

2.	To transact such other business as may properly come before the Annual Meeting or any reconvened meeting following any adjournment or postponement thereof.

You have the right to receive notice of and to vote at the Annual Meeting if you were a shareholder of record at the close of business on March 3, 2017. If you are unable to attend, please sign the enclosed proxy card and return it promptly in the self-addressed, postage prepaid envelope provided or vote via the Internet at the Company’s electronic voting site at www.proxypush.com/greenbacker. Please refer to the voting instructions provided on your proxy card or on the electronic voting site, as applicable. In the event there are not sufficient votes for a quorum or to approve the proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

YOUR VOTE IS IMPORTANT!

Instructions on how to vote your shares are contained in the Proxy Statement and your proxy card. The Company has enclosed a copy of the Proxy Statement, the proxy card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (the “Annual Report”). The proxy statement, the proxy card and the Annual Report are also available on the Company’s website at www.greenbackerrenewableenergy.com.

Submitting your proxy does not affect your right to vote in person if you decide to attend the Annual Meeting. You are urged to submit your proxy as soon as possible, regardless of whether or not you expect to attend the Annual Meeting. You may revoke your proxy at any time before it is exercised at the Annual Meeting.

By Order of the Board of Directors,

/s/ Charles Wheeler
Charles Wheeler
President & Chief Executive Officer

March 9, 2017
New York, New York

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 8, 2017.

THE PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K FOR
THE FISCAL YEAR ENDED DECEMBER 31, 2016 ARE AVAILABLE AT WWW.GREENBACKERRENEWABLEENERGY.COM

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING AND IN
ORDER TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL
MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD
AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE
OR VOTE VIA THE INTERNET AT THE ELECTRONIC VOTING
SITE AT WWW.PROXYPUSH.COM/GREENBACKER.

Greenbacker Renewable Energy Company LLC
369 Lexington Avenue, Suite 312
New York, NY 10017

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 8, 2017

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Greenbacker Renewable Energy Company LLC, a Delaware limited liability company (the “Company”), for use at the 2017 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at 9:00 A.M., Eastern Time, on Monday, May 8, 2017, at the offices of the Company’s legal counsel, Alston & Bird LLP, located at 90 Park Avenue, New York, NY 10016, and any adjournments or postponements thereof. This Proxy Statement and the accompanying materials are being mailed to shareholders of record described below on or about March 14, 2017 and are available at www.greenbackerrenewableenergy.com.

The Company’s Board of Directors encourages you to read this document thoroughly and take this opportunity to vote, via proxy, on the matters to be decided at the Annual Meeting. As discussed below, you may revoke your proxy at any time before your shares are voted at the Annual Meeting.

INFORMATION ABOUT VOTING

Who is entitled to vote at the Annual Meeting?

Only shareholders of record at the close of business on March 3, 2017, which we refer to as the Record Date, are entitled to receive notice of the Annual Meeting and to vote the shares of the Company’s limited liability interests (the “Shares”) that they held on that date at the Annual Meeting, or any adjournment or postponement thereof. As of the close of business on the Record Date, we had 16,283,927 Shares outstanding. Each Share entitles its holder to one vote at the Annual Meeting.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. Pursuant to the Company’s operating agreement, a quorum will be present if at least a majority of the outstanding Shares entitled to vote are represented by shareholders present at the Annual Meeting or by proxy. On the Record Date, there were 16,283,927 Shares outstanding and entitled to vote. Thus, 8,141,963 Shares must be represented by shareholders present at the Annual Meeting or by proxy to have a quorum.

Your Shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, custodian or other nominee) or if you vote in person at the Annual Meeting. Votes withheld from nominees for directors, abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present in person or represented by proxy at the Annual Meeting may adjourn the Annual Meeting to another date.

What is a proxy?

A proxy is a person you appoint to vote your Shares on your behalf. If you are unable to attend the Annual Meeting, our Board of Directors is seeking your appointment of a proxy so that your Shares may be voted. If you vote by proxy, you will be designating Richard C. Butt as your proxy. Mr. Butt may act on your behalf and have the authority to appoint a substitute to act as your proxy.

How do I vote?

Whether you hold Shares directly as the shareholder of record or indirectly as the beneficial owner of Shares held for you by a broker or other nominee (i.e., in “street name”), you may direct your vote without attending the Annual Meeting. You may vote by granting a proxy or, for Shares you hold in street name, by submitting voting instructions to your broker or nominee.

You can vote by mail or by Internet. You may authorize your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid and addressed envelope. For Shares you hold in street name, you may sign the voting instruction card included by your broker or nominee and mail it in the envelope provided. If you want to vote via the Internet, please go to the electronic voting site at www.proxypush.com/greenbacker and follow the on-line instructions. If you vote by the Internet, you do not need to return your proxy card.

How many votes do I have?

On each matter to be voted upon, you have one vote for each Share you own as of the Record Date.

Is my vote confidential?

Yes. All votes remain confidential, unless you provide otherwise.

Can I change my vote after I return my proxy card or vote on the electronic voting site?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your Shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy bearing a later date;
•	You may send a letter of revocation to the Company at 369 Lexington Avenue, Suite 312, New York, NY 10017, Attention: Annual Meeting of Shareholders’ Election Official; or
•	You may attend the Annual Meeting and notify the election official, at the Annual Meeting that you wish to revoke your proxy and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your Shares are held by your broker, bank, custodian or other nominee, you should follow the instructions provided by such broker, bank, custodian or other nominee.

What if I sign and return my proxy but do not provide voting instructions?

Proxy cards or voting instruction cards that are signed, dated and returned but do not contain voting instructions will be voted:

•	“FOR” the election of each of the five nominees named herein to serve on the Board of Directors of the Company.

How many votes are needed to approve each proposal?

For the election of directors, the five nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Only votes “FOR” or votes withheld with respect to any or all of the nominees will affect the outcome.

How can I find out the results of the voting at the Annual Meeting?

The Company will announce preliminary voting results at the Annual Meeting. The Company will also disclose voting results on a Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”), within four business days after the Annual Meeting.

Who is paying for this proxy solicitation?

The Company will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by the Company’s directors, officers and employees, who will not receive any additional compensation for such solicitation activities.

PROPOSAL 1: ELECTION OF DIRECTORS

The Company’s shareholders are being asked to consider the following five individuals, all of whom are currently serving on the Company’s Board of Directors, to serve as directors until the next Annual Meeting of Shareholders and until their successors have been elected and qualified, subject to their earlier death, resignation, retirement, disqualification or removal from office:

Name	Position with Greenbacker Renewable Energy Company LLC
David Sher	Director
Charles Wheeler	Chief Executive Officer, President and Director
Kathleen Cuocolo	Independent Director
Robert Herriott	Independent Director
David M. Kastin	Independent Director

The relevant experiences, qualifications, attributes and skills of each nominee that led our board of directors to recommend him or her as a nominee for director are described in the section entitled “Corporate Governance Matters” below.

All of the nominees have indicated their willingness to serve, if elected. However, if any nominee should be unable or unwilling to serve, the board of directors may designate a substitute nominee, in which case the persons designated as proxies will cast votes for the election of such substitute nominee. Alternatively, the Board of Directors may allow the vacancy to remain open until a suitable candidate is located and nominated or may adopt a resolution to decrease the authorized number of directorships.

The Company did not receive any shareholder nominations for director. Proxies cannot be voted for more than the number of nominees named in this Proxy Statement.

Required Vote

Director nominees are elected by a plurality of the votes cast at the Annual Meeting, meaning that the five director nominees receiving the highest number of affirmative votes will be elected.

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” votes, withheld votes and broker non-votes.

Brokers who hold Shares in street name have the discretionary authority to vote on certain “routine” items when they have not received instructions from their clients. If the organization that holds your Shares does not receive instructions from you on how to vote your Shares on the other matters being considered at the Annual Meeting, the organization that holds your Shares will inform the Company that it does not have the authority to vote on this matter with respect to your Shares. This is generally referred to as a “broker non-vote.” Broker non-votes will be considered as represented for purposes of determining a quorum, but will not otherwise affect voting results. We encourage you to provide voting instructions to the organization that holds your Shares by carefully following the instructions provided in the Notice.

CORPORATE GOVERNANCE MATTERS

Board of Directors

The Company’s Board of Directors includes five directors. Effective upon the election of directors at the Annual Meeting, our Board will include the following members:

Name	Age	Position
David Sher	53	Director
Charles Wheeler	56	Chief Executive Officer, President and Director
Kathleen Cuocolo	65	Independent Director
Robert Herriott	47	Independent Director
David M. Kastin	49	Independent Director

Biographical Information of Director Nominees

David Sher.  Mr. Sher has been a board member since the Company’s inception in December 2012. Mr. Sher has served as Chief Executive Officer and a Senior Managing Director of GCM and Greenbacker Group LLC since August 2012 (having served as a Managing Director of Greenbacker Group LLC since February 2011), as well as a member of GCM’s investment committee. He has also served as Chief Executive Officer and as a director of GREC since November 2011. Prior to joining our company, Mr. Sher was a senior adviser at Prospect Capital Corporation, a mezzanine debt and private equity firm that manages a publicly traded, closed-end, dividend-focused investment company, from June 2009 to January 2011. Prior to joining Prospect Capital, Mr. Sher was a serial entrepreneur founding a number of ventures in the financial services and brokerage industry. In 2002, Mr. Sher was a founder and Managing Director of ESP Technologies, a leading provider of financial software and services to institutional asset managers and hedge funds. In May of 2007, that company was sold to a group of investors. Prior to co-founding ESP, Mr. Sher was a founder and CEO of an online brokerage company, ElephantX dot com Inc. Additionally, in September 1997, he co-founded, developed and managed Lafayette Capital Management LLC, a statistical arbitrage hedge fund. Mr. Sher also spent six years at Bear Stearns where he developed trading ideas and strategies for correspondent clearing customers from 1991 to 1997. Mr. Sher holds a Masters of International Affairs from Columbia University and Bachelor of Arts in Political Science from Rutgers University. Mr. Sher is the brother of Robert Sher. Mr. Sher was selected to serve as a director because he is our advisor’s Chief Executive Officer and has over 20 years of executive experience in various areas, having previously served as founder and CEO of several companies, including two broker-dealers. He has substantial private equity and investing experience involving originated loan transactions, including serving as a senior adviser at Prospect Capital Corporation, a publicly traded business development company (NASDAQ: PSEC). He also has experience working in the renewable energy sector, including a transaction involving the proposed sale of a 28MW biomass power plant to a private equity firm. David Sher is the brother of Robert Sher, a Managing Director of GCM.

Charles Wheeler. Mr. Wheeler has served as the Company’s Chief Executive Officer, President, and as a board member since our inception in December 2012. Mr. Wheeler has also served as President of GCM and Greenbacker Group LLC since August 2012 (having served as a Managing Director of Greenbacker Group LLC since August 2011), and as President and a director of GREC since November 2011. Mr. Wheeler is a veteran of the investment banking industry having spent 24 years, from 1987 to January 2011, with the Macquarie Group, one of Australia’s leading investment banks. During that time, Mr. Wheeler held several senior positions with the Macquarie Group, including Head of Financial Products for North America from 2007 to January 2009 and Head of Renewables for North America from September 2007 to December 2010. From 1998 to August 2007, Mr. Wheeler was a Director of the Financial Products Group at Macquarie in Australia with responsibility for the development, distribution and ongoing management of a wide variety of retail financial products, including REITs, infrastructure bonds, international investment trusts and diversified domestic investment trusts. Prior to joining Macquarie, Mr. Wheeler was a tax manager with Touche Ross & Co. in Australia (which was merged into KPMG in Australia). Mr. Wheeler holds a Bachelor of Economics from Sydney University and is a member of the Institute of Chartered Accountants of Australia. Mr. Wheeler was selected to serve as a director because he is our Chief Executive Officer and has significant knowledge of, and relationships within, the project and structured finance industry and the renewable energy sector due to his numerous positions with the Macquarie Group. Mr. Wheeler also brings his extensive background in project and structured finance to bear on the renewables sector. He has experience working in the solar and wind energy sectors while at Macquarie, including a transaction involving the purchase and subsequent management of a large portfolio of distributed solar assets located in California, the consideration of several proposals to invest equity into solar thermal power plants across the Southwest, the acquisition of a wind developer in Texas, and the evaluation of numerous wind development opportunities across Canada and the United States. Furthermore, during his tenure at Macquarie, Mr. Wheeler participated in several other renewable energy resource transactions, including a proposal to invest equity into a significant unlisted geo-thermal developer based in Nevada.

Kathleen Cuocolo. Ms. Cuocolo, an independent director since July 2013, is currently President of Syntax, LLC, a company that has created a new class of equity indices – Syntax Stratified Indices. She is responsible for overseeing the business and infrastructure development at Syntax of a family of Stratified IndicesTM and Stratified FundsTM. Ms. Cuocolo was formerly Managing Director, Head of Global ETF Accounting and Administration at Bank of New York Mellon from April 2008 until March 2013. Prior to Bank of New York Mellon, she was President of Cuocolo & Associates from January 2004 through March 2008 where she specialized in board governance services. From September 1982 through July 2003, Ms. Cuocolo served as Executive Vice President of State Street Corporation where she was also Head of US Fund Administration Services and the founder of Exchange Traded Fund Services. In addition, Ms. Cuocolo has served as independent director of Guardian Life Mutual Funds from June 2006 through their acquisition by RS Investments in December 2007, Chairperson of Select Sectors SPDR Trust from August 2000 through October 2007, trustee of SPDR Trust from January 1993 through July 2003, President and Director of The China Fund from September 1999 through July 2003 and President of the State Street Master Funds from January 2000 through July 2003. Ms. Cuocolo was selected to serve as an independent director based upon her extensive experience in financial service administration as well as an investor.

Robert Herriott. Mr. Herriott an independent director since July 2013, founded RBT Public Affairs Group in January of 2009. Mr. Herriott has worked in public affairs since 1994 serving in various political, legislative, and governmental liaison roles. In his capacity with RBT Public Affairs Group, Mr. Herriott has been involved with legislative and regulatory issues concerning FATCA, the Dodd-Frank Act, and Investment Management Operational Due Diligence, among others including Green Energy Initiatives and Healthcare. Prior to forming RBT Public Affairs Group, Mr. Herriott served from January 2007 to April 2009 as an internal advisor to the Toy Industry Association assisting in the legislative and regulatory reform of the industry, and harmonizing manufacturing standards between the United States, China and the European Union. Mr. Herriott has testified before legislative bodies regarding pending legislation, and spoken throughout the U.S. and internationally on how to interact with government, communication strategy, the U.S. legislative process, and specific industry issues pending before governmental entities. Mr. Herriott continues to advise clients on macro and micro governmental and political risk analysis, as well as reputation management and public affairs campaigns. Mr. Herriott was selected to serve as an independent director based on his extensive experience with legislative and regulatory issues, and with federal government energy initiatives, in particular.

David M. Kastin. Mr. Kastin has been an independent director since July 2013. He has been Senior Vice President, General Counsel and Corporate Secretary of Vitamin Shoppe, Inc. (NYSE:VSI) since August 2015. From August 2007 through August 2015, Mr. Kastin was Senior Vice President-General Counsel and Corporate Secretary of Town Sports International Holdings, Inc. (NASDAQ: CLUB). From March 2007 through July 2007, Mr. Kastin was Senior Associate General Counsel and Corporate Secretary of Sequa Corporation, a diversified manufacturer. From March 2003 through December 2006, Mr. Kastin was in-house counsel at Toys “R” Us, Inc., most recently as Vice President — Deputy General Counsel. From 1996 through 2003, Mr. Kastin was an associate in the corporate and securities departments at several prominent New York law firms, including Bryan Cave LLP. From September 1992 through October 1996, Mr. Kastin was a Staff Attorney in the Northeast Regional Office of the U.S. Securities and Exchange Commission. Mr. Kastin was selected to serve as an independent director based on his extensive experience as a legal and strategic advisor to publicly traded companies.

There is no family relationship between and among any of the Company’s executive officers or directors.

The Company’s Board of Directors held eleven meetings during the fiscal year ended December 31, 2016. Each director attended at least 75% of the aggregate of: (i) the total number of Board meetings; and (ii) the total number of meetings of the committee(s) of which he/she was a member, if any. The Company does not have a written policy on board attendance at annual meetings of shareholders.

Risk Oversight and Board Leadership Structure

Through its direct oversight role, and indirectly through its committees, the Board of Directors performs a risk oversight function for the Company consisting of, among other things, the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Company; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Company; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; and (4) meeting with, or reviewing reports prepared by, the representatives of the Company’s key service providers, including its investment adviser, administrator, distributor and independent registered public accounting firm, to review and discuss the Company’s activities and to provide direction with respect thereto.

Charles Wheeler serves as the Company’s chief executive officer as well as chairman of the Company’s Board of Directors. The Board believes that Mr. Wheeler is the director with the most knowledge of the Company’s business strategy and is best situated to serve as chairman of the Company’s Board of Directors. The Board does not currently have a lead independent director. The Board, after considering various factors, has concluded that its structure is appropriate at this time. As the Company’s assets increase, the Board will continue to monitor the Company’s structure and determine whether it remains appropriate based on the complexity of the Company’s operations.

Committees of the Board of Directors

The entire Board of Directors considers all major decisions concerning the Company’s business. However, the Company’s operating agreement provides that the Company’s Board of Directors may establish such committees as the Board of Directors believes appropriate. The Company’s Board of Directors will appoint the members of the committee in its discretion, provided a majority of the members of the Audit Committee of the Board of Directors must be comprised of independent directors. In addition, the Board of Directors has established a Nominating / Corporate Governance Committee, as described below.

Audit Committee

The members of the Company’s standing Audit Committee are Kathleen Cuocolo, Robert Herriott and David M. Kastin, all of whom are independent directors. The Company’s independent directors are “independent” as such term is defined in NASDAQ Listing Rule 5605(a)(2). The Audit Committee assists the Company’s Board of Directors in overseeing:

•	the integrity of the Company’s financial statements;

•	the Company’s compliance with legal and regulatory requirements;

•	the qualifications and independence of the Company’s independent auditors; and

•	the performance of the Company’s independent auditors and its internal audit function.

Kathleen Cuocolo chairs the Company’s Audit Committee and serves as the “audit committee financial expert,” as that term is defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee operates pursuant to a written charter and meets periodically, as necessary. A copy of the Audit Committee’s charter is available on the Company’s website: www.greenbackerrenewableenergy.com. The Audit Committee met four times during the fiscal year ended December 31, 2016. Each of the then-members of the Audit Committee attended all of such meetings.

Nominating / Corporate Governance Committee

The members of the Company’s standing Nominating / Corporate Governance Committee are Charles Wheeler, David Sher and Robert Herriott. Robert Herriott is the sole independent director on the committee. The Nominating / Corporate Governance Committee operates pursuant to a charter approved by the Company’s Board of Directors and meets periodically, as necessary. The charter sets forth the responsibilities of the Nominating / Corporate Governance Committee, including (i) assisting the Board of Directors in the oversight of corporate governance principles, policies and procedures; (ii) identifying qualified candidates for Board of Directors and committee membership and recommending to the Board of Directors nominees to be voted on at the annual meeting of shareholders; and (iii) developing and recommending to the Board of Directors, and assisting the Board of Directors in implementing, a set of corporate governance principles applicable to the Company. A copy of the Nominating / Corporate Governance Committee’s charter is available on the Company’s website: www.greenbackerrenewableenergy.com. The Nominating / Corporate Governance Committee met two times during the fiscal year ended December 31, 2016. Each of the then-members of the Nominating / Corporate Governance Committee attended all of such meetings.

Robert Herriott chairs the Company’s Nominating / Corporate Governance Committee.

The Nominating / Corporate Governance Committee considers candidates suggested by its members and other directors, as well as the Company’s management and shareholders. A shareholder who wishes to recommend a prospective nominee for the Board of Directors must provide notice to the Company’s corporate secretary in accordance with the requirements set forth in the Company’s operating agreement, the Nominating / Corporate Governance Committee charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to Richard C. Butt, Corporate Secretary, Greenbacker Renewable Energy Company LLC, 369 Lexington Avenue, Suite 312, New York, NY 10017. To have a candidate considered by the Nominating / Corporate Governance Committee, a shareholder must submit the recommendation in writing and must include the following information:

•	The name of the shareholder and evidence of the person’s ownership of Shares, including the number of Shares owned and the length of time of the ownership;

•	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company and the person’s consent to be named as a director if selected by the Nominating / Corporate Governance Committee and nominated to the Board of Directors; and

•	If requested by the Nominating / Corporate Governance Committee, a completed and signed Director’s Questionnaire.

Compensation Committee

The Company does not have a compensation committee because its executive officers do not receive any direct compensation from the Company. However, the compensation payable to the Company’s investment adviser pursuant to the investment advisory agreement has been separately approved by the Board of Directors.

Compensation of Directors

The Company’s independent directors will receive an annual fee of $30,000. In addition to the annual fee, the Company will reimburse the independent directors for any reasonable out-of-pocket expenses incurred for his/her service as a director. In addition, the chairman of the Audit Committee will receive an annual fee of $10,000 for his/her additional services in this capacity. In addition, the Company purchases directors’ and officers’ liability insurance on behalf of its directors and officers.

Messrs. Sher and Wheeler do not receive any compensation for their service as directors.

Compensation of Executive Officers

None of the Company’s executive officers will receive any compensation for their service as executive officers. The Company does not currently have any employees and does not expect to have any employees. Services necessary for the Company’s business are provided by individuals who are officers of the Company’s advisor, Greenbacker Capital Management LLC, (“GCM”) or by individuals who were contracted by GCM to work on behalf of the Company, pursuant to the terms of the advisory agreement with GCM or the Company’s administration agreement with Greenbacker Administration LLC (the “Administrator”). Each of the Company’s executive officers is an officer of GCM, and the day-to-day investment operations and administration of the Company’s portfolio are managed by GCM. In addition, the Company reimburses the Administrator for the Company’s allocable portion of expenses incurred by the Administrator in performing its obligations under the administration agreement, excluding the allocable portion of the cost of the Company’s officers.

Compensation Committee Interlocks and Insider Participation

No compensation committee exists, and no deliberations occurred with respect to executive compensation, as no executive officers will receive any compensation for their service as executive officers.

Shareholder Communications to the Board

Shareholders may contact an individual director, the Board as a group, or a specified Board committee or group, including the independent directors as a group, by writing to the following address:

Greenbacker Renewable Energy Company LLC

369 Lexington Avenue

Suite 312, New York, NY 10017

Attn: Board of Directors

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. The Company will initially receive and process communications before forwarding them to the addressee. The Company generally will not forward to the directors a shareholder communication that the Company determines to be primarily commercial in nature or relates to an improper or irrelevant topic, or that requests general information about the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires the Company’s directors and executive officers and each person who owns more than ten percent of a registered class of the Company’s equity securities (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of Shares and our other equity securities. Reporting Persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on the written representations that no reports were required, the Company believes that each person who, at any time during such fiscal year, was a Reporting Person complied with all Section 16(a) filing requirements during such fiscal year.

Certain Relationships and Related Transactions

The Company’s Board of Directors oversees the Company’s management. However, the Company has entered into the advisory agreement with its advisor, GCM, pursuant to which GCM is responsible for managing the Company on a day-to-day basis and identifying and making investments on the Company’s behalf. GCM is a joint venture between Greenbacker Group LLC and Strategic Capital LLC (“SC”), an affiliate of the Company’s dealer manager, and certain of the Company’s directors and/or officers. SC, an affiliate of the Company’s dealer manager, which owns a 25% interest in the Company’s advisor, generally provides to the Company, on behalf of the Company’s advisor, certain non-investment advisory services, including but not limited to formation services related to the Company and the structure of the Company’s organization, financial and strategic planning advice and analysis, overseeing the development of marketing materials, selecting and negotiating with third party vendors and other administrative and operational services. SC exercises no control or influence over the Company’s investment, asset management or accounting functions or any other aspect of the Company’s management or operations. In connection with providing such services, Greenbacker Group LLC paid SC an aggregate of $1,250,000. The Company has reimbursed such fees in connection with its obligation to reimburse the Company’s advisor and its affiliates for certain organization and offering expenses incurred by them on the Company’s behalf, subject to the limitation that such reimbursements would not cause the selling commissions, the dealer manager fee and the other organization and offering expenses borne by the Company to exceed 15% of gross offering proceeds as of the date of reimbursement. Through each of their ownership interests in Greenbacker Group LLC, Charles Wheeler, the Company’s Chief Executive Officer, President and a member of the Company’s Board of Directors (Mr. Wheeler also serves as Chief Investment Officer and President of the Company’s advisor), and David Sher, a member of the Company’s Board of Directors, indirectly own an 11.00% and 7.16% interest, respectively, in the Company’s advisor. In addition, several of the Company’s officers and directors, including Messrs. Sher and Wheeler, are officers of the Company’s advisor. As a result, the advisory agreement between the Company and GCM was negotiated between related parties, and its terms, including fees and other amounts payable.

Except for the advancement of funds pursuant to certain indemnification provisions of the Company’s operating agreement, no loans, credit facilities, credit agreements or otherwise will be made by the Company to GCM or any of its affiliates.

GCM’s services under the advisory agreement will not be exclusive, and GCM may furnish the same or similar services to other entities, including businesses that may directly or indirectly compete with the Company, so long as its services to the Company are not impaired by the provision of such services to others, and provided further that GCM notifies the Company prior to being engaged to serve as an adviser to a fund or another company having a similar investment strategy.

The Company has entered into license agreements with Greenbacker Group LLC, the majority owner of GCM, pursuant to which it has agreed to grant the Company a non-exclusive, royalty-free license to use the name “Greenbacker Renewable Energy Company LLC.” In addition, pursuant to an administration agreement with Greenbacker Administration LLC (“Administrator”), it provides us with administrative services including accounting, compliance and asset management services for all our investments. As of the date hereof, Administrator has delegated certain of its administrative functions to US Bancorp Fund Services LLC as well as accounting for certain of our investments to an independent firm which provides outsourced bookkeeping and accounting services. Administrator may enter into similar arrangements with other third party administrators as necessary in the future. While Administrator performs the majority of asset management, accounting and oversight services for the company’s investments, it is anticipated that Administrator will continue to delegate certain administrative functions to third parties for Company and its subsidiaries in order to recognize certain operational efficiencies for the benefit of the Company.

Executive Officers

The following table provides information on the Company’s current executive officers.

Name	Age	Position
Charles Wheeler	56	Chief Executive Officer, President and Director
Richard C. Butt	61	Chief Financial Officer

Charles Wheeler. Mr. Wheeler’s biography appears on page 7.

Richard C. Butt. Mr. Butt has served as the Company’s Chief Financial Officer since April 2014. Mr. Butt has held a variety of senior management positions for global investment and financial institutions. Most recently, from July 2012 to August 2013, he served as President and Chief Executive Officer of P3 Global Management LLC, a firm focused on investing in municipal infrastructure assets. From August 2006 to January 2011, he served as President of Macquarie Capital Investment Management LLC., with offices in New York and Sydney, Australia, responsible for administration, operations, finance, compliance, treasury, marketing, business operations and FX/cash management for portfolios domiciled in North America, Australia, Asia, Europe and the Caribbean. In addition, Mr. Butt served as Chief Financial and Accounting Officer for Macquarie Global Infrastructure Fund, a New York Stock Exchange listed closed end fund (NYSE: MGU). Prior to joining Macquarie, Mr. Butt served as President of Refco Alternative Investments LLC and Refco Fund Holdings LLC, the commodity pool businesses associated with Refco, Inc., from January 2003 to August 2006. In this capacity, Mr. Butt was responsible for the initial development and ongoing operations of numerous public and private commodity pools. During the period from1990 through 2003, he served in various operational and financial capacities with multiple mutual / hedge fund third party administration firms. Earlier in his career, he served as Vice President at Fidelity Investments, where he was responsible for fund accounting and financial reporting for all equity and global mutual funds. Mr. Butt is a Certified Public Accountant previously working at major accounting firms such as PricewaterhouseCoopers LLP, from July 1978 to July 1984, where he was an Audit Manager, and KPMG from December 1994 to October 1996, where he was a Director in their financial services consulting practice. Mr. Butt holds a Bachelor’s Degree in Management Science from Duke University.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has not yet appointed the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. KPMG LLP (“KPMG”) served as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2016 and 2015. The Company knows of no direct financial or material indirect financial interest of KPMG in the Company. A representative of KPMG will be available by telephone or in person to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.

1.	Fees

Set forth in the table below are the fees invoiced for audit and other services provided by KPMG for the Company’s fiscal years ending December 31, 2016 and 2015.

Fiscal Year	Audit Fees*	Audit-Related Fees**	Tax Fees***	All Other Fees****
2016	$290,848	$23,008	$68,099	$8,063
2015	$257,000	$5,770	$30,500	$—

*	Audit fees represent fees for professional services provided in connection with the audit of the Company’s consolidated financial statements and review of the Company’s quarterly consolidated financial statements and audit services provided in connection with the Company’s quarterly and annual statutory or regulatory filings.

**	Audit-related fees consisted of all fees associated with statutory and regulatory filings other than the Company’s quarterly and annual statutory and regulatory filings, such as fees to issue consents for the Company’s filing of prospectuses.

***	Tax fees consisted of tax compliance fees.

****	Other fees billed in the reporting periods for products and services provided by KPMG, including consents for the Company’s audited financial statements to be included in various SEC filings.

The Company’s Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent registered public accounting firm for audit services and permitted non-audit services for the Company. All of the audit and non-audit services described above for which KPMG billed the Company for the fiscal years ended December 31, 2016 and 2015 were pre-approved by the Audit Committee. The Audit Committee has delegated to the chair of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by our independent registered public accounting firm and associated fees up to a maximum for any one service of $25,000 provided that the chair shall report any decisions to pre-approve services and fees to the full Audit Committee at its next regular meeting.

2.	Audit Committee Report(1)

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and KPMG the Company’s consolidated financial statements filed with the SEC for the fiscal year ended December 31, 2016. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee received and reviewed the written disclosures and the letter from KPMG required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence, and has discussed with KPMG its independence. The Audit Committee has reviewed the audit fees paid by the Company to KPMG. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting KPMG from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements of the Company as of and for the years ended December 31, 2016, 2015 and 2014 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the SEC.

March 9, 2017

The Audit Committee
Kathleen Cuocolo, Chair
Robert Herriott
David Kastin

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

15

OWNERSHIP OF SECURITIES

The following table sets forth, as of March 3, 2017, information with respect to the beneficial ownership of the Shares by:

•	each person known by the Company to beneficially own more than 5% of any class of outstanding Shares;

•	each of the Company’s directors, director nominees and named executive officers; and

•	all of the Company’s directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no Shares subject to options that are currently exercisable or exercisable within 60 days of the Company’s current public offering. Unless otherwise indicated, all Shares are owned directly and the indicated person has sole voting and investment power.

Name and Address(1)	Number of Shares Beneficially Owned	Percentage of all Shares
Greenbacker Group LLC	93,191	1.14%
Greenbacker Capital Management LLC(2)	23,721	0.29%
David Sher	—	—
Charles Wheeler	—	—
Richard C. Butt	—	—
Kathleen Cuocolo	—	—
Robert Herriott	—	—
David Kastin	—	—
All officers and directors as a group (6 persons)	—	—

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Greenbacker Capital Management LLC, 369 Lexington Avenue, Suite 312, New York, NY 10017.

(2)	Greenbacker Capital Management LLC, GCM, is a majority-owned subsidiary of Greenbacker Group, LLC. The board of managers of Greenbacker Group, LLC has investment power over the Class A shares held by GCM, including the power to dispose, or to direct the disposition, of such shares. The following individuals are the members of the board of managers of Greenbacker Group, LLC: David Sher and Charles Wheeler.

submission OF SHAREHOLDER PROPOSALS

The Company’s operating agreement requires the Company to hold an annual meeting of shareholders for the election of directors and the transaction of any business within the powers of the Company on a date and at a time set by the Company’s Board of Directors. In addition, the Company will hold special meetings as required or deemed desirable or upon the request of the holders of at least 10% of the Company’s outstanding Shares entitled to vote. Shareholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of shareholders by submitting their proposals in writing to the Company’s Secretary in a timely manner. For a shareholder proposal to be considered for inclusion in the Company’s proxy statement for the 2018 annual meeting of shareholders, the Company’s Secretary must receive the written proposal at the Company’s principal executive offices no earlier than October 21, 2017 and no later than 5:00 P.M., Eastern Time, on November 20, 2017; provided, however, that in the event that the Company holds its 2018 annual meeting of shareholders more than 30 days before or after the one-year anniversary date of the 2017 Annual Meeting, the Company will disclose the new deadline by which shareholders proposals must be received under Item 5 of the Company’s earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform shareholders. In addition, shareholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Greenbacker Renewable Energy Company LLC

369 Lexington Avenue,

Suite 312, New York, NY 10017

Shareholder proposals to be presented at the 2018 annual meeting of shareholders, other than shareholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the proxy statement for the 2018 annual meeting of shareholders, must be received in writing at the Company’s corporate offices no later than January 28, 2018 (45 days before the one-year anniversary of the date this proxy statement is mailed to you).

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies.

The Company and some brokers may be householding the Company’s proxy materials by delivering a single proxy statement and annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or the Company that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or the Company if you are a shareholder of record. You can notify the Company by sending a written request by mail to Greenbacker Renewable Energy Company LLC, 369 Lexington Avenue, Suite 312, New York, NY 10017 or by contacting the Company at (646) 237-7884. In addition, the Company will promptly deliver, upon request, a separate copy of the annual report and proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

The Board of Directors of the Company knows of no other matters that may come before the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters. Such discretionary authority is conferred by the proxy.

In the Company’s filings with the SEC, information is sometimes “incorporated by reference.” This means that the Company is referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the Audit Committee Report specifically is not incorporated by reference into any other filings with the SEC.

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

GREENBACKER
RENEWABLE ENERGY COMPANY

P.O. BOX 8035
CARY, NC 27512-9916

INTERNET

Go To: **www.proxypush.com/greenbacker**

- Cast your vote online.
- **Have your Proxy Card ready.**
- Follow the simple instructions to record your vote.

MAIL

- Mark, sign and date your Proxy Card.
- Fold and return your Proxy Card in the postage-paid envelope provided with the address below showing through the window.

PROXY TABULATOR
PO BOX 8035
CARY, NC 27512-9916

⇩ **Please fold here—Do not separate** ⇩

The undersigned hereby appoints Richard C. Butt as proxy of the undersigned with full power of substitution to attend the Annual Meeting and vote as designated on the reverse side all of the shares of limited liability company interests ("Shares") held of record by the undersigned. All properly executed proxies representing Shares received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon. If no specification is made, the Shares will be voted FOR the proposal to elect the directors. If any other business is presented at the meeting, this proxy will be voted by the proxy in his best judgment, including a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the Board knows of no other business to be presented at the meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise. Shareholders who execute proxies may revoke them with respect to a proposal by attending the Annual Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

Signature and Title, if applicable

Additional Signature (if held jointly)

Date

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PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE

PXY-GRN-V1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting of Shareholders, Proxy Statement, Form of Proxy and our 2016 Annual Report are available at www.proxypush.com/greenbacker

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL. As to any other matter, said attorneys shall vote in accordance with their best judgment.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING:

1. To elect five directors for the ensuing year and until their successors are elected and qualify.

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
☐	☐	☐

Nominees:

(01) David Sher

(02) Charles Wheeler

(03) Kathleen Cuocolo

(04) Robert Herriott

(05) David M. Kastin

*To withhold authority to vote for any nominee(s), mark the box "FOR ALL EXCEPT" and write the number(s) of the nominee(s) below:

☐

PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE

PXY-GRN-V1